                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                               ------------------


                                    FORM 8-KA


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported):   September 10, 1998


                         ENHANCED SERVICES COMPANY, INC.
               (Exact Name of Registrant as Specified in Charter)



         Colorado                     0-24256                 76-0462973
(State or Other Jurisdiction        (Commission              (IRS Employer
     of Incorporation)              File Number)           Identification No.)


3415 South Sepulveda Boulevard, Suite 500 Los Angeles, California      90034
            (Address of Principal Executive Offices)                 (Zip Code)



Registrant's telephone number, including area code   (310) 397-3003

Item 1.  CHANGES IN CONTROL OF REGISTRANT.

               Not applicable.

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         As described in the Report on Form 8-K filed on September 28, 1998, pursuant to the terms of a Securities Acquisition and Reorganization Agreement ("Reorganization Agreement") dated as of September 9, 1998, in transactions implemented between September 10, 1998 and September 16, 1998, Enhanced Services Company, Inc. ("Enhanced" or the "Company") and Zulu-tek, Inc. ("Zulu-tek") have undertaken a series of transactions (the "Reorganization") in which Enhanced acquired all of the assets and liabilities of Zulu-tek, including but not limited to all of Zulu-tek's physical, tangible and intangible assets, and all of the issued and outstanding capital stock of Echomedia Technologies, Inc, and Mediabank, Inc. which in turn holds approximately 75% of the issued and outstanding shares1 of Zulu Media, Inc. (formerly Softbank Interactive Marketing, Inc.). The Reorganization was approved by the Board of Directors of Enhanced and by the Board of Directors and by written consent of a majority of the stockholders of Zulu-tek.

         As described in the previous Report on Form 8-K, in exchange therefor, Enhanced (i) issued to Zulu-tek 520,000 shares of 1998(B) Preferred Stock , (ii) agreed to issue up to 10,209 shares of 1998(C) Preferred Stock to replace the Series C Preferred Stock held by Softbank Holdings, Inc., OzEmail Limited and certain other former shareholders of Zulu Media, Inc. (formerly Softbank Interactive Marketing, Inc.), and (iii) agreed to provide up to $374,800 for Zulu-tek to fund the repurchase of some or all of Zulu-tek's outstanding Series(A) Preferred Stock.

         Also, as previously described, the 1998(B) Preferred Stock is convertible into 5.2 million shares of the Company's Common Stock, but only after such conversion is approved the stockholders of the Company, at an Annual Meeting. If the transaction is approved, Zulu-tek will be liquidated and the 5.2 million shares of the Company's Common Stock will be distributed to the Zulu-tek shareholders on the basis of one share of the Company's Common Stock for every ten shares of Zulu-tek common stock held by the shareholders.

         Zulu-tek (OTC-ZULU), formerly OTC-NETZ and formerly known as Netmaster Group, Inc., has continued to trade as an independent entity and will continue to trade as an independent entity until after approval by the Shareholders of the Company.

         Reference is made to the Company's Report on Form 8-K filed on September 28, 1998 for further details of the transaction. This Report on Form 8-KA is filed to provide the financial information required by Item 7 of Form 8-K (see below).

Item 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

Item 5.  OTHER EVENTS.

         Not applicable.

Item 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) and (b) The financial statements and pro forma financial information required to give effect to the transactions described in Item 2 above are annexed as Appendix 1.


         (c)  Exhibits

                1. Audited Financial Statements of ZuluMedia, Inc. for the fiscal year ended December 31, 1997.

Item 8.  CHANGE IN FISCAL YEAR.

         Not applicable.


Item 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Enhanced Services Company, Inc.
                                             Registrant

Date:    November 13, 1998                   By:  /s/ Robert C. Smith
                                                  -----------------------------
                                                  Robert C. Smith, Treasurer
                                                  (Chief Financial Officer and
                                                  Authorized Signatory)

                                  APPENDIX A-1

                        UNAUDITED PRO FORMA BALANCE SHEET
                                 August 31, 1998






                                                             Enhanced                                        ZULU GROUP.COM
                                         Zulu tek, Inc.      Services
                                                          Company, Inc.    Acquisition/ Equity Adjustments    CONSOLIDATED
                                         ------------------------------    -------------------------------   --------------
Assets
Current Assets
   Cash                                   $     21,770     $     63,059                                       $     84,829
   Accounts receivable, net                    251,726          585,178                                            836,904

   Inventory                                                    254,826                                            254,826
   Intercompany receivable                     302,853        2,333,249  1    (2,636,102)                                0
   Other current assets                         35,282          177,391                                            212,673
                                          ------------     ------------                                       ------------
     Total current assets                      611,630        3,413,703                                       $  1,389,231

Property and equipment, net of
   accumulated depreciation                  1,540,248          108,661                                          1,648,909
Investment in Zulu tek, Inc.                                  4,045,000  2    (4,045,000)                                0

Goodwill - Echo/Zulu Media                  14,122,418                   3     2,991,429  2     2,757,968       17,113,847
Intangible Technology                                                                     4    (2,757,968)

Other assets                                   150,755           19,708                                            170,463
                                          ------------     ------------                                       ------------
     Total assets                         $ 16,425,051     $  7,587,072                                       $ 20,322,450
                                          ============     ============                                       ============

Liabilities and Stockholders' Equity

Current Liabilities
   Accounts Payable                       $  7,385,107     $  1,127,895         (356,139)                     $  8,156,863
   Notes payable                                                908,500                                            908,500
Repurchase of Preferred Stock                                            7       374,800                           374,800
Due to Related parties                       2,279,963                   1    (2,279,963)                               (0)

   Other current liabilities                                    106,945                                            106,945
Deferred Revenue                               550,199                                                             550,199
                                          ============     ============                                       ============

     Total current liabilities              10,215,269        2,143,340                                       $ 10,097,306


Notes payable                                2,463,610        2,266,249                                          4,729,859
Minority Interest                                                        3       801,338                           801,338
Series C Redeemable Preferred               10,209,000                   9   (10,209,000)                                0
                                          ============     ============                                       ============
     Total liabilities                    $ 22,887,879     $  4,409,589                                       $ 15,628,504

Stockholders' Equity
   Common stock                                                                          10       (27,348)
                                                52,000            3,208  2       (12,000) 3        (3,208)          12,652
Convertible Debentures 1998                                              5
Preferred Stock (ESC)                                         3,000,008  3    (3,000,000)                                8
Series A/B  Preferred (Zulu)                 3,374,800                   8    (3,000,000) 7      (374,800)               0
Series C Preferred 1998                                                  9    10,209,000                        10,209,000
Series D Preferred                              10,000                                    2       (10,000)               0
                                                              5,170,806  3    (4,370,814)10        27,348
   Additional paid in capital                                            3     4,567,567  2    (1,265,032)       4,371,907
                                                                                          4    (2,757,968)
                                                                                                3,000,000

Retained Earnings                           (9,899,628)      (4,996,539) 3     4,996,539                        (9,899,628)

                                          ------------     ------------                                       ------------
     Total stockholder's equity           $  6,462,827     $  3,177,483                                       $  4,693,940
                                          ============     ============                                       ============

Total Liabilities & Stockholders' Equity  $ 16,425,052     $  7,587,072                                       $ 20,322,444
                                          ============     ============                                       ============

                                  APPENDIX A-2

                                 Zulu Group.com
                  Unaudited Pro Forma Statement of Operations
                             For the 8 Months ended
                                August 31, 1998


                                                                                                  DISCONTINUED       CONTINUING
                              ESVS           ZULU-MEDIA        ADJUSTMENTS      CONSOLIDATED       OPERATIONS        OPERATIONS
                          ------------      ------------      ------------      ------------      ------------      ------------
Gross sales volume        $  2,675,226      $ 17,519,059                        $ 20,194,285      $    305,921      $ 19,888,364
                          ============      ============                        ============      ============      ============

Net sales                    2,675,226         1,719,553                           4,394,779           305,921         4,088,858

Cost of sales                1,113,331           530,069                           1,643,400           103,387         1,540,013
                          ------------      ------------                        ------------      ------------      ------------

Gross profit                 1,561,895         1,189,484                           2,751,379           202,534         2,548,845

Operating expenses           3,311,293         4,823,298                           8,134,591           622,362         7,512,229
Goodwill amortization          710,304                    (2)    2,187,901         2,187,901                           2,187,901
                                                          (1)     (710,304)

Net operating loss        $ (2,459,702)     $ (3,633,814)                       $ (7,571,113)     $   (419,828)     $ (7,151,285)
                          ------------      ------------                        ------------      ------------      ------------

Other Income(Expense)         (729,414)                                         $   (729,414)         (292,004)         (437,410)
                          ------------      ------------                        ------------      ------------      ------------
Net loss                  $ (3,189,116)     $ (3,633,814)                       $ (8,300,527)     $   (711,832)     $ (7,588,695)
                          ============      ------------                        ============      ============      ============
                                                                                                       (3)

Note (1) Amortization of goodwill of the discontinued operation of NB Engineering has been eliminated in both the 1997 and 1998 pro forma statement of operations.

Note (2) Goodwill created by the combined entities, if approved by the shareholders, has been presented in both the 1997 and 1998 pro forma statement of operations.
The estimated life of 5 years was used in the calculation.

Note (3) NB Engineering, Inc., a subsidiary of Enhanced Services Company was discontinued on May 31, 1998 and its operations have been eliminated in both the 1997 and 1998 proforma statement of operations.

                                  APPENDIX A-3



                                 Zulu Group.com
                  Unaudited Pro Forma Statement of Operations
                            For the 12 Months ended
                               December 31, 1997


                                                                                                  DISCONTINUED       CONTINUING
                              ESVS           ZULU-MEDIA        ADJUSTMENTS      CONSOLIDATED       OPERATIONS        OPERATIONS
                          ------------      ------------      ------------      ------------      ------------      ------------
Gross sales volume        $  5,689,074      $ 38,218,566                        $ 43,907,640      $  1,240,761      $ 42,666,879
                          ============      ============                        ============      ============      ============

Net sales                    5,689,074         6,370,634                          12,059,708         1,240,761        10,818,947

Cost of sales                2,529,222         6,250,711                           8,779,933           167,096         8,612,837
                          ------------      ------------                        ------------      ------------      ------------

Gross profit                 3,159,852           119,923                           3,279,775         1,073,665         2,206,110

Operating expenses           4,627,984        18,031,286                          22,659,270         1,776,042        20,883,228
Goodwill amortization          157,848         9,516,096 (2)     3,281,851         3,281,851                           3,281,851
                                                         (1)    (9,673,944)
                          ------------      ------------                        ------------      ------------      ------------
Net operating loss        $ (1,625,980)     $(27,427,459)                       $(22,661,346)     $   (702,377)     $(21,958,969)
                          ------------      ------------                        ------------      ------------      ------------

Other Income(Expense)          629,315                                               629,315                             629,315
                          ------------      ------------                        ------------      ------------      ------------
Net loss                  $   (996,665)     $(27,427,459)                       $(22,032,031)     $   (702,377)     $(21,329,654)
                          ============      ============                        ============      ============      ============
                                                                                                        (3)


                          (See notes on Appendix A-2)